UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2012

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-32944	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 13, 2012, PPL Corporation (“PPL”) issued a press release announcing that it had completed its previously announced acquisition of AES Ironwood, L.L.C. and AES Prescott, L.L.C., the owners of the 705 megawatt AES Ironwood combined-cycle natural-gas-fired power plant located in Lebanon, Pennsylvania (the “Ironwood Facility”).  Upon completion of the acquisition, the Ironwood Facility is owned by PPL Ironwood, LLC, an indirect wholly owned subsidiary of PPL Energy Supply, LLC.

The acquisition is not expected to have a material impact on PPL's earnings or financing plans.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

A copy of the press release announcing the closing of the acquisition is filed as Exhibit 99.1.

(d)	Exhibits

	99.1 -	Press release, dated April 13, 2012, announcing completion of the acquisition by PPL of AES Ironwood, L.L.C. and AES Prescott, L.L.C.

Statements contained in this Current Report on Form 8-K, including statements with respect to future earnings and generation operations are “forward-looking statements” within the meaning of the federal securities laws.  Although PPL and PPL Energy Supply believe the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Among the important factors that could cause actual results to differ materially from the forward-looking statements are: market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; operating performance of plants and other facilities; the length of scheduled and unscheduled outages at our plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; and the commitments and liabilities of PPL Corporation and its subsidiaries.  Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

PPL ENERGY SUPPLY, LLC

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

Dated:  April 13, 2012